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                                                                   EXHIBIT 10.4

                                PLEDGE AGREEMENT

         This Pledge Agreement (the "Agreement") is dated as of January 20, 1998, by and among the parties executing this Agreement under the heading "Pledgors" (such parties, along with any parties who execute and deliver to the Agent an agreement in the form attached hereto as Schedule E, being hereinafter referred to collectively as the "Pledgors" and individually as a "Pledgor"), each with its mailing address as set forth on the signature page hereto and HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation ("Harris"), with its mailing address at 111 West Monroe Street, Chicago, Illinois 60603, acting as agent hereunder for the Secured Creditors hereinafter identified and defined (Harris acting as such agent and any successor or successors to Harris acting in such capacity being hereinafter referred to as the "Agent");

                             PRELIMINARY STATEMENTS

         A. Morton Industrial Group, Inc., a Georgia corporation (the "Company"), certain Subsidiaries of the Company, Harris, individually and as agent, and certain lenders have entered into a Credit Agreement dated as of even date herewith (such Credit Agreement, as the same may be amended or modified from time to time, including amendments and restatements thereof in its entirety, being hereinafter referred to as the "Credit Agreement"), pursuant to which Harris and other lenders from time to time party to the Credit Agreement (Harris and the other lenders which are now or from time to time hereafter become party to the Credit Agreement, being hereinafter referred to collectively as the "Lenders" and individually as a "Lender") have agreed, subject to certain terms and conditions, to extend credit and make certain other financial accommodations available to the Borrowers identified therein.

         B. As a condition precedent to extending credit or otherwise making financial accommodations available to the Borrowers under the Credit Agreement, the Lenders have required, among other things, that each Pledgor grant to the Agent for the benefit of the Lenders a lien on and security interest in certain personal property of such Pledgor pursuant to this Agreement.

         C. The Company owns, directly or indirectly, all or substantially all of the equity interests in each Borrower and provides each Borrower with financial, management, administrative, and technical support which enables such Borrower to conduct its business in an orderly and efficient manner in the ordinary course.

         D. Each Borrower will benefit, directly or indirectly, from credit and other financial accommodations extended by the Lenders to the Company.
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         NOW, THEREFORE, for and in consideration of the execution and delivery by the Lenders of the Credit Agreement, and other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Terms Defined in Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement. The term "Pledgor" and "Pledgors" as used herein shall mean and include the Pledgors collectively and also each individually, with all grants, representations, warranties and covenants of and by the Pledgors, or any of them, herein contained to constitute joint and several grants, representations, warranties and covenants of and by the Pledgors; provided, however, that unless the context in which the same is used shall otherwise require, any grant, representation, warranty or covenant contained herein related to the Collateral shall be made by each Pledgor only with respect to the Collateral owned by it or represented by such Pledgor as owned by it.

         Section 2. Grant of Security Interest in the Collateral. Each Pledgor hereby grants to the Agent a security interest in, in each case for the ratable benefit of the Lenders, and acknowledges and agrees that the Agent has and shall continue to have for the ratable benefit of the Lenders a continuing security interest in, any and all right, title and interest of each Pledgor, whether now owned or existing or hereafter created, acquired or arising, in and to the following (collectively, the "Collateral"):

             (a) Stock Collateral. (i) All shares of the capital stock of each of the issuers listed and described on Schedule A attached hereto owned or held by such Pledgor, whether now owned or hereafter acquired (those shares delivered to and deposited with the Agent on the date hereof being listed and described on Schedule A attached hereto), and all substitutions and additions to such shares (herein, the "Pledged Securities"), (ii) all dividends, distributions and sums distributable or payable from, upon or in respect of the Pledged Securities and
         (iii) all other rights and privileges incident to the Pledged Securities (all of the foregoing being hereinafter referred to collectively as the "Stock Collateral");

             (b) Partnership Interest Collateral. (i) Each partnership identified on Schedule B attached hereto and made a part hereof (such partnerships being hereinafter referred to collectively as the "Partnerships" and individually as a "Partnership") and (ii) any and all payments and distributions of whatever kind or character, whether in cash or other property, at any time made, owing or payable to such Pledgor in respect of or on account of its present or hereafter acquired interests in the Partnerships, whether due or to become due and whether representing profits, distributions pursuant to complete or partial liquidation or dissolution of any such Partnership, distributions representing the complete


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             or partial redemption of such Pledgor's interest in any such
             Partnership or the complete or partial withdrawal of such Pledgor from any such Partnership, repayment of capital contributions, payment of management fees or commissions, or otherwise, and the right to receive, receipt for, use and enjoy all such payments and distributions (all of the foregoing being hereinafter collectively called the "Partnership Interest Collateral"); and

                        (c) Proceeds.  All proceeds of the foregoing.

All terms which are used in this Agreement which are defined in the Uniform Commercial Code of the State of Illinois ("UCC") shall have the same meanings herein as such terms are defined in the UCC, unless this Agreement shall otherwise specifically provide.

         Section 3. Obligations Hereby Secured. This Agreement is made and given to secure, and shall secure, the payment and performance of (i)(x) any and all indebtedness, obligations and liabilities of the Borrowers to the Agent, the Lenders, or any of them individually, evidenced by or otherwise arising out of or relating to the Credit Agreement or any promissory note of any of the Borrowers issued at any time under the Credit Agreement (including all notes issued in extension or renewal thereof or in substitution or replacement therefor) and (y) any liability of the Pledgors, or any of them individually, arising out of the Credit Agreement, as well as for any and all other indebtedness, obligations and liabilities of the Pledgors, or any of them individually, to the Agent, the Lenders, or any of them individually, evidenced by or otherwise arising out of or relating to this Agreement or any other Loan Document, in each case, whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired, and (ii) any and all expenses and charges, legal or otherwise, suffered or incurred by the Agent, the Lenders, or any of them individually, in collecting or enforcing any of such indebtedness, obligations or liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the foregoing being hereinafter referred to as the "Obligations"). Notwithstanding anything in this Agreement to the contrary, the right of recovery against any Pledgor (other than the Borrowers to which this limitation shall not apply) under this Agreement shall not exceed $1 less than the amount which would render such Pledgor's obligations under this Agreement void or voidable under applicable law, including fraudulent conveyance law.

         Section 4. Covenants, Agreements, Representations and Warranties. Each Pledgor hereby covenants and agrees with, and represents and warrants to, the Agent and the Lenders that:

             (a) Each Pledgor is and shall be the sole and lawful legal, record and beneficial owner of its Collateral. Each Pledgor's chief executive office or place of business at the

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         address listed under such Pledgor's name on Schedule A and Schedule B hereto, as applicable. Each Pledgor agrees that it will not change any location set forth on the applicable Schedule hereto without prior written notice to the Agent, unless such location shall be outside the United States, in which event, the Agent's prior written consent shall be required, which consent shall not be unreasonably withheld. No Pledgor shall, without the Agent's prior written consent, sell, assign, or otherwise dispose of the Collateral or any interest therein. The Collateral, and every part thereof, is and shall be free and clear of all security interests, liens, rights, claims, attachments, levies and encumbrances of every kind, nature and description and whether voluntary or involuntary, except for the security interest of the Agent hereunder and for other Liens which are expressly permitted by the Credit Agreement. Each Pledgor shall warrant and defend the Collateral against any claims and demands of all persons at any time claiming the same or any interest in the Collateral adverse to the Agent and the Lenders.

             (b) Each Pledgor agrees to execute and deliver to the Agent such further agreements, assignments, instruments and documents and to do all such other things as the Agent may deem necessary or appropriate to assure the Agent its lien and security interest hereunder, including such assignments, acknowledgments (including acknowledgments of assignment in the form attached hereto as Schedule C) stock powers, financing statements, instruments and documents as the Agent may from time to time require in order to comply with the Uniform Commercial Code as enacted in the State of Illinois and any successor statute(s) thereto (the "UCC"). Each Pledgor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Agent without notice thereof to such Pledgor wherever the Agent in its discretion desires to file the same. In the event for any reason the law of any jurisdiction other than Illinois becomes or is applicable to the Collateral or any part thereof, or to any of the Obligations, each Pledgor agrees to execute and deliver all such agreements, assignments, instruments and documents and to do all such other things as the Agent in its sole discretion deems necessary or appropriate to preserve, protect and enforce the lien and security interest of the Agent under the law of such other jurisdiction to at least the same extent as such security interests would be protected under the UCC.

             (c) If, as and when any Pledgor (x) delivers any securities for pledge hereunder in addition to those listed on Schedule A hereto or
         (y) pledges interests in any Partnership in addition to those listed on Schedule B hereto, the Pledgors shall furnish to the Agent a duly completed and executed amendment to such Schedule in substantially the form (with appropriate insertions) of Schedule D hereto reflecting the securities pledged hereunder after giving effect to such addition.

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             (d) None of the Collateral constitutes margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System).

             (e) On failure of any Pledgor to perform any of the agreements and covenants herein contained, the Agent may, at its option, perform the same and in so doing may expend such sums as the Agent may deem advisable in the performance thereof, including, without limitation, the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claim, and all other expenditures which the Agent may be compelled to make by operation of law or which Agent may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by the Pledgors immediately without notice or demand, shall constitute additional Obligations secured hereunder and shall bear interest from the date said amounts are expended at the rate per annum (computed on the basis of a 365-day or 366-day year, as the case may be, for the actual number of days elapsed) determined by adding 2% to the Base Rate (such rate per annum as so determined being hereinafter referred to as the "Default Rate"). No such performance of any covenant or agreement by the Agent on behalf of such Pledgor, and no such advancement or expenditure therefor, shall relieve such Pledgor of any default under the terms of this Agreement or in any way obligate the Agent or any Lender to take any further or future action with respect thereto. The Agent, in making any payment hereby authorized, may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate, or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim. The Agent, in performing any act hereunder, shall be the sole judge of whether the relevant Pledgor is required to perform the same under the terms of this Agreement. The Agent is hereby authorized to charge any depository or other account of any Pledgor maintained with the Agent for the amount of such sums and amounts so expended.

         Section 5. Special Provisions Re: Stock Collateral.

             (a) Each Pledgor has the right to vote the Pledged Securities and there are no restrictions upon the voting rights associated with, or the transfer of, any of the Pledged Securities, except as provided by federal and state laws applicable to the sale of securities generally.

             (b) The certificates for all shares of the Pledged Securities shall be delivered by the relevant Pledgor to the Agent or any bailee of the Agent duly endorsed in blank for transfer or accompanied by an appropriate assignment or assignments or an appropriate undated stock power or powers, in every case sufficient to transfer title thereto. Each Pledgor acknowledges and agrees that National City Bank, Cleveland, Ohio ("NatCity")


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         currently acts and shall continue to act as the Agent's bailee until such time as NatCity delivers the Pledged Securities and such stock powers to the Agent or any other bailee of the Agent. The Agent may at any time after the occurrence of an Event of Default cause to be transferred into its name or into the name of its nominee or nominees any and all of the Pledged Securities. The Agent shall at all times have the right to exchange the certificates representing the Pledged Securities for certificates of smaller or larger denominations.

             (c) The Pledged Securities have been validly issued and are fully paid and non-assessable. There are no outstanding commitments or other obligations of the issuers of any of the Pledged Securities to issue, and no options, warrants or other rights of any individual or entity to acquire, any share of any class or series of capital stock of such issuers. The Pledged Securities listed and described on Schedule A attached hereto and delivered concurrently herewith to NatCity as the Agent's bailee constitute the percentage of the issued and outstanding capital stock of each series and class of the issuers thereof as set forth thereon owned by the relevant Pledgor. Each Pledgor further agrees that in the event any such issuer shall issue any additional capital stock of any series or class (whether or not entitled to vote) to such Pledgor or otherwise on account of its ownership interest therein, each Pledgor will forthwith pledge and deposit hereunder, or cause to be pledged and deposited hereunder, all such additional shares of such capital stock.

             Section 6. Special Provisions Re: Partnership Interest Collateral.

             (a) Each Pledgor further warrants to and agrees with the Agent and the Lenders as follows:

                (i) that said Partnerships are valid and existing entities of the type listed on Schedule B and are duly organized and existing under applicable law;

                (ii) that the Partnership Interest Collateral listed and described on Schedule B attached hereto constitutes the percentage of the equity interest in each Partnership set forth thereon owned by the relevant Pledgor;

                (iii) that the copies of the partnership agreements (each such agreement being hereinafter referred to as "Organizational Agreement") for the Partnerships heretofore delivered to the Agent are true and correct copies thereof and have not been amended or modified in any respect, except for such amendments or modifications as are attached to the copies thereof delivered to the Agent; and

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                (iv) that the Partnerships have no loans outstanding to the
          Pledgors, and no Pledgor will borrow money from the Partnerships.

          (b) The Pledgors shall not, without the prior written consent of the Agent, consent to any amendment or modification to any of the Organizational Agreements which would in any manner adversely affect or impair the Partnership Interest Collateral or reduce or dilute the rights of the Pledgor with respect to any of the Partnerships, any of such done without such prior written consent to be null and void. The Pledgors shall promptly send to the Agent copies of all notices and communications with respect to each Partnership alleging the existence of a default by an Pledgor in the performance of any of its obligations under any Organizational Agreement. Each Pledgor agrees that it will promptly notify the Agent of any litigation which might adversely affect such Pledgor or a Partnership or any of their respective properties and of any material adverse change in the operations, business properties, assets or conditions, financial or otherwise, of any Pledgor or any Partnership. Each Pledgor shall promptly perform all of its obligations under each Organizational Agreement. In the event any Pledgor fails to pay or perform any obligation arising under any Organizational Agreement or otherwise related to any Partnership, the Agent may, but need not, pay or perform such obligation at the expense and for the account of the Pledgors and all funds expended for such purposes shall constitute Obligations secured hereby which the Pledgors promise to pay to the Agent together with interest thereon at the Default Rate.

          Section 7. Voting Rights and Dividends. Unless and until an Event of Default hereunder has occurred and thereafter until notified by the Agent pursuant to Section 9(b) hereof:

              (a) Each Pledgor shall be entitled to exercise all voting and/or consensual powers pertaining to the Collateral of such Pledgor, or any part thereof, for all purposes not inconsistent with the terms of this Agreement or any other document evidencing or otherwise relating to any of the Obligations.

              (b) Each Pledgor shall be entitled to receive and retain all dividends and distributions in respect of the Collateral which are paid in cash of whatsoever nature; provided, however, that such dividends and distributions representing:

                  (i) stock or liquidating dividends or a distribution or return of capital upon or in respect of the Pledged Securities or any part thereof or resulting from a split-up, revision or reclassification of the Pledged Securities or any part thereof or received in addition to, in substitution of or in exchange for the Pledged Securities or any part thereof as a result of a merger, consolidation or otherwise, or

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                  (ii) distributions in complete or partial liquidation of any
        Partnership or the interest of such Pledgor therein,

        in each case, shall be paid, delivered or transferred, as appropriate, directly to the Agent immediately upon the receipt thereof by such Pledgor and shall, in the case of cash, be applied by the Agent to the satisfaction of Obligations in accordance with the provisions of Section 10 hereof, whether or not the same may then be due or otherwise adequately secured and shall, in the case of all other property, together with any cash received by the Agent and not applied as aforesaid, be held by the Agent pursuant hereto as part of the Pledged Securities as additional Pledged Securities pledged under and subject to the terms of this Agreement; or

                  (c) In order to permit each Pledgor to exercise such voting and/or consensual powers which it is entitled to exercise under subsection (a) above and to receive such distributions which such Pledgor is entitled to receive and retain under subsection (b) above, the Agent will, if necessary, upon the written request of such Pledgor, from time to time execute and deliver to such Pledgor appropriate proxies and dividend orders.

           Section 8. Power of Attorney. Each Pledgor hereby appoints the Agent, and each of its nominees, officers, agents, attorneys, and any other person whom the Agent may designate, as such Pledgor's attorney-in-fact, with full power and authority to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all sums or properties which may be or become due, payable or distributable in respect of the Collateral or any part thereof, with full power to settle, adjust or compromise any claim thereunder or therefor as fully as such Pledgor could itself do, to endorse or sign the Pledgor's name on any assignments, stock powers, or other instruments of transfer and on any checks, notes, acceptances, money orders, drafts, and any other forms of payment or security that may come into the Agent's possession and on all documents of satisfaction, discharge or receipt required or requested in connection therewith, and, in its discretion, to file any claim or take any other action or proceeding, either in its own name or in the name of such Pledgor, or otherwise, which the Agent may deem necessary or appropriate to collect or otherwise realize upon all or any part of the Collateral, or effect a transfer thereof, or which may be necessary or appropriate to protect and preserve the right, title and interest of the Agent in and to such Collateral and the security intended to be afforded hereby. Each Pledgor hereby ratifies and approves all acts of any such attorney and agrees that neither the Agent nor any such attorney will be liable for any such acts or omissions nor for any error of judgment or mistake of fact or law other than such person's gross negligence or willful misconduct. The Agent may file one or more financing statements disclosing its security interest in all or any part of the Collateral without any Pledgor's signature appearing thereon, and each Pledgor also hereby grants the Agent a power of attorney to execute any such financing



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statements, and any amendments or supplements thereto, on behalf of such Pledgor without notice thereof to such Pledgor. The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Obligations have been fully satisfied and any commitment of the Lenders to extend credit constituting Obligations to any of the Borrowers has terminated; provided, however, that the Agent agrees, as a personal covenant to the relevant Pledgor, not to exercise the powers of attorney set forth in this Section unless an Event of Default exists.

         Section 9. Defaults and Remedies. (a) The occurrence of any event or the existence of any condition which is specified as an "Event of Default" under the Credit Agreement shall constitute an "Event of Default" hereunder.

         (b) Upon the occurrence of any Event of Default, all rights of the Pledgors to receive and retain the distributions which they are entitled to receive and retain pursuant to Section 7(b) hereof shall, at the option of the Agent cease and thereupon become vested in the Agent which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to receive and retain the distributions which the Pledgors would otherwise have been authorized to retain pursuant to Section 7(b) hereof and all rights of the Pledgors to exercise the voting and/or consensual powers which they are entitled to exercise pursuant to Section 7(a) hereof shall, at the option of the Agent, cease and thereupon become vested in the Agent which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to exercise all voting and other consensual powers pertaining to the Collateral and to exercise any and all rights of conversion, exchange or subscription and any other rights, privileges or options pertaining thereto as if the Agent were the absolute owner thereof including, without limitation, the right to exchange, at its discretion, the Collateral or any part thereof upon the merger, consolidation, reorganization, recapitalization or other readjustment of the respective issuer thereof or upon the exercise by or on behalf of any such issuer or the Agent of any right, privilege or option pertaining to the Collateral or any part thereof and, in connection therewith, to deposit and deliver the Collateral or any part thereof with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine. In the event the Agent in good faith believes any of the Collateral constitutes restricted securities within the meaning of any applicable securities law, any disposition thereof in compliance with such laws shall not render the disposition commercially unreasonable.

         (c) Upon the occurrence of any Event of Default, the Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further the Agent may, without demand and without advertisement, notice, hearing or process of law, all of which each Pledgor hereby waives to the extent permitted by law, at any time or times, sell and deliver any or all of the Collateral held by or for it at public or private sale, at any securities


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

exchange or broker's board or at any of the Agent's offices or elsewhere, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion. In the exercise of any such remedies, the Agent may sell the Collateral as a unit even though the sales price thereof may be in excess of the amount remaining unpaid on the Obligations. Also, if less than all the Collateral is sold, the Agent shall have no duty to marshal or apportion the part of the Collateral so sold as between the Pledgors, or any of them, but may sell and deliver any or all of the Collateral without regard to which of the Pledgors are the owners thereof. In addition to all other sums due the Agent or any Lender hereunder, each Pledgor shall pay the Agent and the Lenders all costs and expenses incurred by the Agent and such Lenders, including reasonable attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Obligations or in the prosecution or defense of any action or proceeding by or against the Agent, such Lenders or any Pledgor concerning any matter arising out of or connected with this Agreement or the Collateral or the Obligations including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any successor statute). Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Pledgors in accordance with Section 14(b) hereof at least ten days before the time of sale or other event giving rise to the requirement of such notice; provided, however, no notification need be given to a Pledgor if such Pledgor has signed, after an Event of Default has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. The Agent or any Lender may be the purchaser at any sale or other disposition of the Collateral or any part thereof. Each Pledgor hereby waives all of its rights of redemption from any sale or other disposition of the Collateral or any part thereof. The Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Agent may further postpone such sale by announcement made at such time and place.

     EACH PLEDGOR AGREES THAT IF ANY PART OF THE COLLATERAL IS SOLD AT ANY PUBLIC OR PRIVATE SALE, THE AGENT MAY ELECT TO SELL ONLY TO A BUYER WHO WILL GIVE FURTHER ASSURANCES, SATISFACTORY IN FORM AND SUBSTANCE TO THE AGENT, RESPECTING COMPLIANCE WITH THE REQUIREMENTS OF THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, AND A SALE SUBJECT TO SUCH CONDITION SHALL BE DEEMED COMMERCIALLY REASONABLE.

     EACH PLEDGOR FURTHER AGREES THAT IN ANY SALE OF ANY PART OF THE COLLATERAL, THE AGENT IS HEREBY AUTHORIZED TO COMPLY WITH ANY LIMITATION OR RESTRICTION IN CONNECTION WITH SUCH SALE AS IT MAY BE ADVISED BY COUNSEL IS NECESSARY IN ORDER TO AVOID ANY VIOLATION OF APPLICABLE LAW (INCLUDING, WITHOUT LIMITATION, COMPLIANCE WITH SUCH PROCEDURES AS MAY RESTRICT THE NUMBER OF PROSPECTIVE BIDDERS AND



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PURCHASERS AND/OR FURTHER RESTRICT SUCH PROSPECTIVE BIDDERS OR PURCHASERS TO
PERSONS WHO WILL REPRESENT AND AGREE THAT THEY ARE PURCHASING FOR THEIR OWN ACCOUNT FOR INVESTMENT AND NOT WITH A VIEW TO THE DISTRIBUTION OR RESALE OF SUCH COLLATERAL ), OR IN ORDER TO OBTAIN ANY REQUIRED APPROVAL OF THE SALE OR OF THE PURCHASER BY ANY GOVERNMENTAL REGULATORY AUTHORITY OR OFFICIAL, AND EACH PLEDGOR FURTHER AGREES THAT SUCH COMPLIANCE SHALL NOT RESULT IN SUCH SALE BEING CONSIDERED OR DEEMED NOT TO HAVE BEEN MADE IN A COMMERCIALLY REASONABLE MANNER, NOR SHALL THE AGENT BE LIABLE OR ACCOUNTABLE TO ANY PLEDGOR FOR ANY DISCOUNT ALLOWED BY REASON OF THE FACT THAT SUCH COLLATERAL IS SOLD IN COMPLIANCE WITH ANY SUCH LIMITATION OR RESTRICTION.


         (d) In the event the Agent shall sell any part of the Partnership Interest Collateral at a foreclosure sale, each Pledgor hereby grants the purchaser of such portion of the Partnership Interest Collateral to the fullest extent of its capacity, the ability (but not the obligation) to become a partner in the relevant Partnership (subject to the approval of the general partner of the relevant Partnership, in the exercise of its sole discretion), in the place and stead of such Pledgor. To exercise such right, the purchaser shall give written notice to the relevant Partnership of its election to become a partner in such Partnership. Following such election and giving of consent by all necessary partners of the relevant Partnership as to the purchaser becoming a partner, the purchaser shall have the right and powers and be subject to the liabilities of a partner under the relevant Organizational Agreement and the partnership act governing the Partnership.

         (e) Upon the occurrence and during the continuation of any Event of Default, in addition to all other rights provided herein or by law, the Agent shall have the right to cause all or any part of the Partnership Interest Collateral of any of the Pledgors in any one or more of the Partnerships to be redeemed and to cause a withdrawal, in whole or in part, of any Pledgor from any Partnership or any of its Partnership Interest Collateral therein.

         (f) The powers conferred upon the Agent hereunder are solely to protect its interest in the Collateral and shall not impose on it any duties to exercise such powers. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equivalent to that which the Agent accords its own property, consisting of similar types securities, it being understood, however, that the Agent shall have no responsibility for (i) ascertaining or taking any action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral, or
(iii) initiating any action to protect the Collateral or any part thereof against the possibility of a decline in market value. This Agreement constitutes an assignment of rights only and not an assignment of any duties or obligations of the Pledgors in any way related to the Collateral, and the Agent shall have no duty or obligation to discharge any such duty or obligation. By its acceptance hereof, the Agent does not undertake to perform or discharge and shall not be responsible or liable for the performance or discharge of any such duties or responsibilities and shall not in any event become a "Substituted Limited Partner" or words of like import (as defined in the relevant Organizational Agreement) in the relevant Partnership. Neither the Agent or any Lender, nor any party acting as attorney for the Agent or any Lender, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than such person's gross negligence or willful misconduct.

         (g) Failure by the Agent to exercise any right, remedy or option under this Agreement or any other agreement between any Pledgor and the Agent or provided by law, or delay by the Agent in exercising the same, shall not operate as a waiver; and no waiver shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated. The rights and remedies of the Agent and the Lenders under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Agent or the Lenders may have. For purposes of this Agreement, an Event of Default shall be construed as continuing after its occurrence until the same is waived in writing by the Lenders or the Required Lenders, as the case may be, in accordance with the Credit Agreement.

         Section 10. Application of Proceeds. The proceeds and avails of the Collateral at any time received by the Agent during the existence of any Event of Default shall, when received by the Agent in cash or its equivalent, be applied by the Agent in reduction of, or as collateral security for, the Obligations in accordance with the terms of the Credit Agreement. The Pledgors shall remain liable to the Agent and the Lenders for any deficiency. Any surplus remaining after the full payment and satisfaction of the Obligations shall be returned to the Pledgors, or to whomsoever the Agent reasonably determines is lawfully entitled thereto.

         Section 11. Continuing Agreement. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Obligations, both for principal and interest, have been fully paid and satisfied and any commitment to extend constituting Obligations to and of the Borrowers shall have terminated. Upon such termination of this Agreement, the Agent shall, upon the request and at the expense of the Pledgors, forthwith release all its liens and security interests hereunder.

         Section 12. Primary Security; Obligations Absolute. The lien and security herein created and provided for stand as direct and primary security for the Obligations. No application of any sums received by the Agent in respect of the Collateral or any disposition thereof to the reduction of the Obligations or any portion thereof shall in any manner entitle any Pledgor to any right, title or interest in or to the Obligations or any collateral security therefor, whether by subrogation or otherwise, unless and until all Obligations have been fully paid and satisfied and any commitments to extend credit constituting Obligations to any of the Borrowers shall have terminated. Each Pledgor acknowledges and agrees that the lien and security hereby created and provided for are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of the Agent, any Lender or any other holder of any of the Obligations, and without limiting the generality of the foregoing, the lien and security hereof shall not be impaired by any acceptance by the Agent, any Lender or any other holder of any of the Obligations of any other security for or guarantors upon any Obligations or by any failure, neglect or omission on the part of the Agent, any Lender or any other holder of any of the Obligations to realize upon or protect any of the Obligations or any collateral security therefor. The lien and security hereof shall not in any manner be impaired or affected by (and the Agent and the Lenders, without notice to anyone, are hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Obligations, or of any collateral security therefor, or of any guaranty thereof, or of any instrument or agreement setting forth the terms and conditions pertaining to any of the foregoing. The Lenders may at their discretion at any time grant credit to any of the Borrowers without notice to any Pledgor in such amounts and on such terms as the Lenders may elect without in any manner impairing the lien and security hereby created and provided for. In order to realize hereon and to exercise the rights granted the Agent hereunder and under applicable law as against any Pledgor or any portion of the Collateral in which any such Pledgor has rights, there shall be no obligation on the part of the Agent, any Lender or any other holder of any of the Obligations at any time to first resort for payment to any of the Borrowers or any other Pledgor or any other Person, its property or estate or to any guaranty of the Obligations or any portion thereof or to resort to any other collateral security, property, liens or any other rights or remedies whatsoever, and the Agent shall have the right to enforce this Agreement as against any Pledgor or any portion of the Collateral in which any such Pledgor has rights, irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing.

         Section 13. The Agent. In acting under or by virtue of this Agreement, Agent shall be entitled to all the rights, authority, privileges and immunities provided in Section 10 of the Credit Agreement, all of which provisions of said
Section 10 are incorporated by reference herein with the same force and effect as if set forth herein in their entirety. The Agent hereby disclaims any representation or warranty to the Lenders or any other holders of the Obligations concerning the perfection of the liens and security interests granted hereunder or in the value of the Collateral.

         Section 14. Miscellaneous. (a) This Agreement cannot be changed or terminated orally. This Agreement shall create a continuing lien on and security interest in the Collateral and shall be binding upon each Pledgor, its successors and assigns, and shall inure, together with the rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent and the Lenders, and their successors and assigns; provided, however, that no Pledgor may assign its rights or delegate its duties hereunder without the Agent's prior written consent. Without limiting the generality of the foregoing, and subject to the provisions of the Credit Agreement, any Lender may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.

         (b) All communications provided for herein shall be in writing, except as otherwise specifically provided for hereinabove, and shall be deemed to have been given or made, if to any Pledgor when given to any of the Borrowers in accordance with Section 12.8 of the Credit Agreement, or if to the Agent or any Lender, when given to such party in accordance with Section 12.8 of the Credit Agreement.

         (c) No Lender shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure or other realization upon any Collateral subject to this Agreement or for the execution of any trust or power hereof or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Agreement; it being understood and intended that no one or more of the Lenders shall have any right in any manner whatsoever to affect, disturb or prejudice the lien and security interest of this Agreement by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided for the benefit of the Lenders.

         (d) In the event that any provision hereof shall be deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision, but only as to such locations where such law or interpretation is operative, and the invalidity of such provision shall not affect the validity of any remaining provision hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect. Without limiting the generality of the foregoing, in the event that this Agreement shall be deemed to be invalid or otherwise unenforceable with respect to any Pledgor, such invalidity or unenforceability shall not affect the validity of this Agreement with respect to the other Pledgors.

         (e) This Agreement shall be deemed to have been made in the State of Illinois and shall be governed by, and construed in accordance with, the laws of the State of Illinois. All terms which are used in this Agreement which are defined in the UCC shall have the same meanings herein as said terms do in the UCC unless this Agreement shall otherwise specifically provide. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

         (f) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same instrument. Each Pledgor acknowledges that this Agreement is and shall be effective upon its execution and delivery by such Pledgor to the Agent, and it shall not be necessary for the Agent to execute this Agreement or any other acceptance hereof or otherwise to signify or express its acceptance hereof.

         (g) In the event the Agent and the Lenders shall at any time in their discretion permit a substitution of Pledgors hereunder or a party shall wish to become a Pledgor hereunder, such substituted or additional Pledgor shall, upon executing an agreement in the form attached hereto as Schedule E, become a party hereto and be bound by all the terms and conditions hereof to the same extent as though such Pledgor had originally executed this Agreement and, in the case of a substitution, in lieu of the Pledgor being replaced. No such substitution shall be effective absent the written consent of Agent and the Lenders nor shall it in any manner affect the obligations of the other Pledgors hereunder.

         (h) THE AGENT AND THE PLEDGORS AGREE THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN COOK COUNTY, ILLINOIS, BUT EACH OF THE AGENT AND THE PLEDGORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF COOK COUNTY, ILLINOIS. EACH OF THE PLEDGORS WAIVES IN ALL DISPUTES ANY OBJECTION THAT SUCH PLEDGOR MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE OR ANY OBJECTION THAT SUCH PLEDGOR MAY HAVE THAT ANY OTHER PARTY HAS NOT BEEN JOINED IN SUCH PROCEEDING. EACH OF THE PLEDGORS AGREES THAT THE AGENT SHALL HAVE THE RIGHT TO PROCEED AGAINST EACH AND ANY OF THE PLEDGORS OR THEIR COLLATERAL IN A COURT IN ANY LOCATION TO ENABLE THE AGENT TO REALIZE ON THE COLLATERAL, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE AGENT, WHETHER OR NOT PROCEEDING SEPARATELY AGAINST ANY PLEDGOR AND ITS PROPERTY OR JOINTLY AGAINST THE BORROWERS AND ANY ONE OR MORE OF THE PLEDGORS AND THEIR PROPERTY. EACH OF THE PLEDGORS WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE AGENT HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH.

                          [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed and delivered as of the date first above written.


                              PLEDGORS:

                              MORTON INDUSTRIAL GROUP, INC.

                              By
                               Its____________________________________

                              MORTON METALCRAFT CO.

                              By
                                Its___________________________________

                              MORTON METALCRAFT CO. OF NORTH
                                 CAROLINA

                              By
                                Its____________________________________

 Acknowledged and agreed to as of the date first above written.

                              HARRIS TRUST AND SAVINGS BANK, as
                                Agent as aforesaid for the Lenders

                              By
                                 Its:___________________________________